July 18, 1997


                        SUPPLEMENT TO THE PROSPECTUS OF:

                           PIONEER CASH RESERVES FUND
                              DATED APRIL 30, 1997


VIII.    HOW TO SELL FUND SHARES


         BY CHECK. If requested, the Fund will establish a checking account for a Class A shareholder(s) with The First National Bank of Omaha (the "First National Bank"). Please allow 1 to 2 weeks for receipt of your supply of personalized checks. Checks may be drawn for not less than $500 nor more than $250,000, payable to anyone. When a check is presented to First National Bank for payment, it will cause the Fund to redeem, at the net asset value next determined, a sufficient number of the shareholder's shares to cover the check. A shareholder receives the daily dividends declared on his or her shares until the day the check clears.

         The checking account is subject to First National Bank's rules and regulations governing checking accounts. If there is an insufficient number of shares in a shareholder's account when a check is presented to First National Bank for payment, the check will be returned. Since the aggregate value of a shareholder's account in the Fund changes each day because of the daily dividend, a shareholder should not attempt to withdraw the full amount in his or her account by using a check. Checkwriting is generally not available for Class B shares, Class C shares, retirement plan accounts or accounts subject to backup withholding (see "Dividends, Distributions and Tax Status" and Voluntary Tax Withholding"). The checkwriting privilege may be available to certain employer sponsored retirement plans provided the account is registered in the name of the plan Trustee and shares to be redeemed are not subject to a CDSC.






                                                                       0797-4378
                                             (C) Pioneer Funds Distributor, Inc.